Exhibit 10.13

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 12, 2020 (the “Amendment Effective Date”), among PALMER SQUARE BDC FUNDING I LLC (the “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent are party to the Credit Agreement, dated as of February 18, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof and from time to time, the “Credit Agreement”), providing, among other things, for the creation of a revolving credit facility by the Lenders for the Borrower;

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend and otherwise modify the Credit Agreement, in accordance with Section 10.01 of the Credit Agreement and subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

ARTICLE II

Amendments to the Credit Agreement

SECTION 2.1. As of the Amendment Effective Date, Schedule 2.01 to the Credit Agreement shall be amended by replacing references therein to “$200,000,000” with “$475,000,000”.

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (other than any representation and warranty that is made as of a specific date).

SECTION 3.2. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) violate the terms of any of the Borrower’s Organization Documents; (b) result in any material breach or contravention of, or the creation of any Lien (other than a Permitted Lien) under, or require any material payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate in any material respect any Applicable Law.

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective as of the Amendment Effective Date upon the execution and delivery of this Amendment by the Lenders, the Administrative Agent and the Borrower.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification; No Novation. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Effective Date.

PALMER SQUARE BDC FUNDING I LLC, as Borrower

By:	/s/ Scott A. Betz
Name:	Scott A. Betz
Title:	COO & CCO

First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Josh Danziger
Name:	Josh Danziger
Title:	Director

First Amendment to Credit Agreement

bank of america, n.a., as a Lender

By:	/s/ Josh Danziger
Name:	Josh Danziger
Title:	Director

First Amendment to Credit Agreement

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